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                      SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.


                           -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                           -----------------------

Date of Report (Date of Earliest Event Reported) August 15, 1997
                                                 ---------------

                            THE ARLEN CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                   NEW YORK
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                (State or Other Jurisdiction of Incorporation)


         1-6675                                               13-2668657
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(Commission File Number)                                    (IRS Employer
                                                         Identification No.)


 505 EIGHTH AVENUE, NEW YORK, NEW YORK                              10018
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(Address of Principal Executive Offices)                          (zip Code)


                                (212) 736-8100
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             (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.


        On August 15, 1997, The Arlen Corporation (the "Registrant") issued a press release reporting that the previously-announced merger agreement, which, if consummated, would have resulted in a subsidiary of the Registrant acquiring a substantial interest in Starrett Corporation, has been terminated. The Registrant also indicated in such press release that its Annual Report on Form 10-K for the fiscal year ended February 28, 1997, which has been delayed, should be filed with the Securities and Exchange Commission during the week of August 18, 1997.




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                                  SIGNATURES


        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               THE ARLEN CORPORATION
                                                    (Registrant)

                                             By:  /s/ Allan J. Marrus
                                                ---------------------------
                                                 Allan J. Marrus, President

Dated: August 15, 1997




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